                                                                   EXHIBIT 23.5

                          CONSENT OF KIRK B. WORTMAN


   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Kirk B. Wortman
                                          -----------------------------------
                                             Kirk B. Wortman


July 14, 1997